UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 17, 2004

CANARGO ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32145	91-0881481

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CanArgo Energy Corporation P.O. Box 291, St. Peter Port Guernsey, British Isles	GY1 3RR

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (44) 1481 729 980

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The matters discussed in this Current Report on Form 8-K include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s Reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.

Section 2— Financial Information

Item 2.02. Results Of Operations And Financial Condition

On November 17, 2004, CanArgo Energy Corporation (“CanArgo” or the “Company”) issued a press release. The following typographical errors were inadvertently contained in the press release:-

In paragraph three of the text of the press release it was stated that the net cash provided by the financing activities was $36,453,636. The correct figure for net cash provided by financing activities is $36,373,636. In the Consolidated Condensed Balance Sheets in the Financial Statements attached to the press release the figure for Total Liabilities as at December 31, 2003 was stated to be $152,000. The correct figure for Total Liabilities as at December 31, 2003 is $11,879,123. In the Consolidated Condensed Statements of Operations in the Financial Statements attached to the press release there was the heading “Gain (loss) on disposition of subsidiary”. The correct heading is "(Gain) loss on disposition of subsidiary”.

Item 7.01. Regulation FD Disclosure

The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”

On November 17, 2004, CanArgo issued a press release confirming the details of the previously postponed conference call to be held on November 18, 2004 at 11.00am (EST). The purpose of the call is to update shareholders on its third quarter 2004 financial results for the period ended September 30, 2004 and to discuss current operations in Georgia. The details of the call are as follows:-

“To participate in the call in the United States and Canada please dial 1-800-273-9154. Callers from outside the US and Canada please dial +1-706-643-8929. The conference code is 2342590. Participants will have an opportunity to ask questions after the presentation. There will also be a playback available. To listen to the playback, please call 1-800-642-1687 when calling within the United States or +1-706-645-9291 when calling from outside the US and Canada. Please use passcode 2342590. The playback will be available beginning at midnight eastern time the day of the call and accessible for 60 days.

The call will also be broadcast over the Internet. To listen to the call, please go to http://www.canargo.com or http://audioevent.mshow.com/193988 where there is a short registration process.”

The information in Item 2.02 and Item 7.01, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION
Date: November 17, 2004	By:	/s/ Liz Landles
Liz Landles, Corporate Secretary

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